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                                                                   EXHIBIT 10.II



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement for C.M. Life Insurance Company.



Hartford, Connecticut
April 25, 1997                                              Arthur Andersen LLP


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